UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2008

Nara Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4170121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3731 Wilshire Boulevard, Suite 1000, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (213) 639-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 3, 2008, Ms. Bonita Lee submitted her resignation as Chief Credit Officer of Nara Bancorp, Inc. (the “Company”) and its subsidiary Nara Bank, effective as of September 12, 2008. Ms. Lee was included as a named executive officer in the Company’s 2008 Form 14A filings.

Ms. Lee has resigned from the Company to assume the position of Director and President of the Western Region for Shinhan Bank America.

Cliff Sung, who currently serves as the Senior Credit Administrator and has nearly fifteen years of banking experience, has been appointed Chief Credit Officer.

Item 9.01	Financial Statements and Exhibits.

99.1	Press Release dated September 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nara Bancorp, Inc.

Date: September 5, 2008	/s/ Alvin D. Kang
Alvin D. Kang
Executive Vice President and Chief Financial Officer